UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2026
Date of Report (Date of earliest event reported)

Lafayette Digital Acquisition Corp. I

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43050	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 South Biscayne Blvd, 28th Floor Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 913-8999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	ZKPU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ZKP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	ZKPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on January 12, 2026, Lafayette Digital Acquisition Corp. I, a Cayman Islands exempted company (the “Company”) consummated its initial public offering (“IPO”), which consisted of 28,750,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 3,750,000 Units at the offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-fourth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $287,500,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 760,000 units (the “Private Units”) to Lafayette Digital Sponsor I, LLC (the “Sponsor”) and BTIG, LLC, the representative of the underwriters in the IPO (“BTIG”), at a price of $10.00 per Private Unit, generating total proceeds of $7,600,000. Each Private Unit consists of one Class A Ordinary Share and one-fourth of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. Of those 760,000 Private Units, the Sponsor purchased 435,000 Private Units and BTIG purchased 325,000 Private Units.

As of January 12, 2026, a total of $287,500,000 of the net proceeds from the IPO and the Private Placement, which amount included $10,062,500 in deferred underwriting commissions, was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of January 12, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of January 12, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2026

Lafayette Digital Acquisition Corp. I

	By:	/s/ Samuel A. Jernigan IV
	Name:	Samuel A. Jernigan IV
	Title:	Chief Executive Officer

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